Earnings Per Share	6 Months Ended
Sep. 30, 2024
Earnings Per Share [Abstract]
EARNINGS PER SHARE

NOTE 17 — EARNINGS PER SHARE

Earnings per share consist of the following:

	For the 6 months ended September 30, 2024	For the 6 months ended September 30, 2024
	(US$)	(US$)
Profit/(Loss) for the year available to common shareholders other than Minority Interest	$648,972	$(1,281,940)
Weighted average number of common shares	5,217,838	646,012
Par value	$0.01	$0.01
Earnings/(loss) per common share:
Basic earnings/(loss) per common share	$0.12	$(1.98)
Diluted earnings/(loss) per common share	$0.12	$(1.98)

Share Warrants kept as reserves for exercised of warrants from the date of issue. Considered as potential equity shares Since this result would, in turn, produce larger earnings per shares, hence warrants are anti-dilutive and not considered.